UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 17, 2019

DIGITAL TURBINE, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-35958	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 387 7717

111 Nueces Street, Austin, TX 78701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. (the "Company" or "our") filed with the Securities and Exchange Commission on July 29, 2019, the relevant portions of which are incorporated herein by reference, submitted to our stockholders at the Annual Meeting of Stockholders of the Company held on September 17, 2019 (the "Annual Meeting").

At of the close of business on July 23, 2019, the record date for the Annual Meeting, a total of 83,006,306 shares of our common stock and 100,000 shares of ourSeries A preferred stock ("Preferred Stock"), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.

At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 63,678,786 shares or 76.7% of shares entitled to vote. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	Election of Directors The stockholders elected seven directors to serve until the annual meeting of stockholders in fiscal year 2021 with the following vote:

Nominee	Votes For	Votes Withheld
Robert Deutschman	30,705,445	1,030,526
Roy H. Chestnutt	31,619,870	116,101
Mohan S. Gyani	31,339,306	396,665
Jeffrey Karish	30,696,739	1,039,232
Christopher Rogers	31,505,706	230,265
Michelle M. Sterling	31,626,163	109,708
William G. Stone III	31,505,099	230,872

Proposal 2

Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
29,219,485	1,329,410	1,187,275	31,942,616

Proposal 3	Appointment of Marcum LLP as Independent Registered Public Accounting Firm

The appointment of SingerLewak LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020, was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
63,397,126	169,296	112,364	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2019	Digital Turbine, Inc.

/s/ Barrett Garrison
	By:	Barrett Garrison
	Its:	Executive Vice President, Chief Financial Officer